UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________

FORM 8-K

__________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 30, 2009

__________________

Tessera Technologies, Inc.

(Exact name of Registrant as Specified in its Charter)

__________________

Delaware	000-50460	16-1620029
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3025 Orchard Parkway San Jose, California 95134 (Address of Principal Executive Offices)
(408) 321-6000 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On January 30, 2009, Tessera Technologies, Inc. issued a press release announcing the International Trade Commission (ITC) will review the Initial Determination by the Administrative Law Judge (ALJ) in the Investigation No. 337-TA-605 brought by Tessera against certain wireless chip and handset manufacturers (Wireless ITC action). The Commission's Final Determination is scheduled to be issued by April 3, 2009, and may accept or reject the Initial Determination in part or as a whole.

The foregoing description is qualified in its entirety by reference to the registrant's Press Release dated January 30, 2009, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated January 30, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 2, 2009

TESSERA TECHNOLOGIES, INC.

By:	/s/ Bernard J. Cassidy

Name:	Bernard J. Cassidy
Title:	Senior Vice President and
General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated January 30, 2009